Exhibit 99.3

Emflaza Business
Balance Sheets as of March 31, 2017 and December 31, 2016, and Statement of Net Parent Company Deficit for the Three Months Ended March 31, 2017 and Statements of Operations, Comprehensive Loss, and Cash Flows for the Three Months Ended March 31, 2017 and 2016

EMFLAZA BUSINESS
TABLE OF CONTENTS

Page

FINANCIAL STATEMENTS:

Balance Sheets	1

Statements of Operations	2

Statements of Comprehensive Loss	3

Statements of Net Parent Company Deficit	4

Statements of Cash Flows	5

Notes to Financial Statements	6–11

EMFLAZA BUSINESS

BALANCE SHEETS
AS OF MARCH 31, 2017 AND DECEMBER 31, 2016
(In thousands of dollars)

	2017	2016
ASSETS

CURRENT ASSETS:
Prepaid expenses	$1,356	$1,565
Inventories	232

Total current assets	1,588	1,565

PROPERTY AND EQUIPMENT—Net	445	470

INTANGIBLE ASSETS	1,952

OTHER ASSETS	127	117

TOTAL ASSETS	$4,112	$2,152

LIABILITIES AND NET PARENT COMPANY DEFICIT

CURRENT LIABILITIES:
Accounts payable	$4,127	$3,953
Accrued compensation	969	2,605
Accrued expenses	1,109	753

Total current liabilities	6,205	7,311

OTHER LONG-TERM LIABILITIES	402	434

COMMITMENTS AND CONTINGENCIES (Note 8)

Total liabilities	6,607	7,745

NET PARENT COMPANY DEFICIT	(2,495)	(5,593)

TOTAL LIABILITIES AND NET PARENT COMPANY DEFICIT	$4,112	$2,152

The accompanying notes are an integral part of these financial statements.

EMFLAZA BUSINESS

STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016
(In thousands of dollars)

	2017	2016

OPERATING EXPENSES:
Salaries and benefits	$9,557	$2,676
Selling and distribution	4,207	623
Research and development	3,236	2,402
General and administrative	3,210	1,072
Depreciation and amortization	97	24

Total operating expenses	20,307	6,797

NET LOSS	$20,307	$6,797

The accompanying notes are an integral part of these financial statements.

EMFLAZA BUSINESS

STATEMENTS OF COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016
(In thousands of dollars)

	2017	2016

NET LOSS	$20,307	$6,797

OTHER COMPREHENSIVE INCOME

COMPREHENSIVE LOSS	$20,307	$6,797

The accompanying notes are an integral part of these financial statements.

EMFLAZA BUSINESS

STATEMENTS OF NET PARENT COMPANY DEFICIT
FOR THE PERIOD ENDED MARCH 31, 2017
(In thousands of dollars)

BALANCE—December 31, 2016	$(5,593)

Net loss	(20,307)

Net transactions with Marathon Pharmaceuticals, LLC	23,405

BALANCE—March 31, 2017	$(2,495)

The accompanying notes are an integral part of these financial statements.

EMFLAZA BUSINESS

STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016
(In thousands of dollars)

	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,307)	$(6,797)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	97	24
Deferred rent and other noncash items	(32)	(19)
(Increase) decrease in assets:
Prepaid expenses	199	(25)
Inventories	(232)
Increase (decrease) in liabilities:
Accounts payable	174	(401)
Accrued expenses and other current liabilities	(1,280)	(1,538)

Net cash used in operating activities	(21,381)	(8,756)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(24)	(141)
Acquisition of intangible assets	(2,000)

Net cash used in investing activities	(2,024)	(141)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net transactions with Marathon Pharmaceuticals, LLC	23,405	8,897

Net cash provided by financing activities	23,405	8,897

NET CHANGE IN CASH AND CASH EQUIVALENTS	—	—

CASH AND CASH EQUIVALENTS—Beginning of period

CASH AND CASH EQUIVALENTS—End of period	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION—Cash paid for interest and income taxes	$—	$—

The accompanying notes are an integral part of these financial statements.

EMFLAZA BUSINESS
NOTES TO FINANCIAL STATEMENTS
(In thousands of dollars)

1.	BASIS OF PRESENTATION
Basis of Presentation—Marathon Pharmaceuticals, LLC (“Marathon”) develops specialty pharmaceuticals for high-need populations, including patients who have limited or no other treatment options. On March 16, 2017, Marathon entered into an asset sale agreement with PTC Therapeutics, Inc. (PTC) for all rights to Marathon’s product EmflazaTM (the “Company” or the “Emflaza Business”) contingent on customary closing procedures. This sale closed on April 20, 2017. Proceeds from the sale are comprised of up-front payments of $75 million in cash and $65 million in common shares of PTC, and contingent future sales-based milestone and royalty payments.
These unaudited condensed interim financial statements reflect all normal and recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results for the interim periods. The financial statements present the results of the Emflaza Business, which consists of all resources, personnel and otherwise, devoted to the research, development, manufacture, distribution, sale, and use of Emflaza, including trademarks. EmflazaTM was approved by the U.S. Food and Drug Administration on February 9, 2017 for the treatment of Duchenne muscular dystrophy in patients 5 and older. EmflazaTM has not been commercialized during the periods reflected in these financial statements, as such no revenues have been allocated to the Emflaza Business.
The accompanying financial statements have been prepared on a stand-alone basis and are derived from Marathon’s accounting records. The financial statements reflect the Emflaza Business’ historical financial position, results of operations, comprehensive loss and cash flows prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
Cash and cash equivalents held by Marathon were not allocated to the Emflaza Business. All intercompany transactions and accounts with Marathon have been eliminated. All intercompany transactions between Marathon and the Company are considered to be effectively settled in the financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the Statements of Cash Flows as a financing activity and in the balance sheets as net parent company deficit. These amounts have been reflected as an investment by Marathon as it was not intended that these amounts would be settled at any time.
The financial statements include allocations of expenses related to certain corporate functions, including management, legal, finance, human resource, information technology, risk management and unit-based compensation. These expenses have been allocated to the Emflaza Business based on direct usage or benefit where identifiable, with the remainder allocated on pro rata basis of headcount and other measures. Marathon considers the expense allocation methodology and results to be reasonable for all periods presented. However, the allocations may not be indicative of the actual expense that would have been incurred had the Emflaza Business been operated as an independent company for the periods presented.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates—The financial statements have been prepared in conformity with GAAP. These accounting principles require management to make certain estimates and assumptions that can affect the reported amount of assets and liabilities and contingent liabilities at the date of the financial statements, as well as the reported amounts of expenses during the periods presented. Significant estimates include unit-based compensation expense and allocation of corporate expenses and liabilities. Actual amounts could differ materially from those estimates.

Research and Development Expenses—Research and development costs are expensed as incurred. Payments due to third parties in connection with research and development collaborations prior to regulatory approval are expensed as incurred.
Fair Value of Financial Instruments—The financial statements include accounts payable and accrued liabilities, all of which are short term in nature and, accordingly, approximate fair value.
It is the Company’s policy, in general, to measure nonfinancial assets and liabilities at fair value on a nonrecurring basis. The instruments are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (such as evidence of impairment), which, if material, are disclosed in the accompanying footnotes.
Inventories—Inventory costs are capitalized once regulatory approval for commercial sale has been obtained. Inventories are stated at the lower of cost or market, with market based on the lower of replacement cost or net realizable value. A provision for slow-moving and obsolete inventory is made if the amount of inventory recorded exceeds the Company’s estimates of inventory that may be sold prior to its expiration based on projected sales levels.
Intangible Assets—Intangible assets consist of product rights which are capitalized and amortized over their estimated useful life of 7 years.
Property and Equipment—Property and equipment are recorded at historical cost. These costs are depreciated over the estimated useful lives of the individual assets using the straight-line method. The Company depreciates leasehold improvements over the life of the respective leases or the service lives of the improvements, whichever is shorter. Any gains and losses from the disposition of property and equipment are included in the results of operations as incurred. The following table shows estimated useful lives of property and equipment:

Description	Useful Life

Furniture and fixtures	7 years
Computer equipment and software	3 years
Leasehold improvements	Lesser of asset life or remaining lease term
Income Taxes—Marathon is treated as a partnership for federal and state income tax purposes. Income is allocated to members in accordance with the terms of Marathon’s operating agreement and is included in their individual income tax returns. Therefore, no liability or provision for federal income taxes has been allocated to the Emflaza Business’ financial statements.
Equity Awards—Certain employees of Marathon have been granted value appreciation rights (VARs) in an affiliated company, MP Investor, LLC (“Investor, LLC”), an entity with a 67% ownership interest in the parent of Marathon. Certain other employees of Marathon have been granted value appreciation rights and unit options in Marathon Pharmaceutical Holdings, LLC (“Holdings LLC”), the parent of Marathon. Accounting Standards Codification (ASC) 718 —Compensation—Stock Compensation, specifies that awards of the parent company to employees of consolidated subsidiaries are reported as a compensation expense with an offset to capital contributions, provided no consideration is paid from the subsidiary to the parent. Marathon has not provided any consideration to Investor, LLC or Holdings, LLC for such awards.
Accordingly, compensation expense incurred by Marathon related to such awards has been allocated to the Emflaza Business’ statements of operations on a specific identification basis by recipient. The expense is allocated to the Emflaza Business based on the recipients’ level of support of the Emflaza Business (see Note 9—“Equity Awards”).

Recently Issued Accounting Pronouncements
In March 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-09, Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. ASU No. 2016-09 provides amended guidance that simplifies several aspects of the accounting for employee share-based payment transactions, including the accounting for forfeitures, and statutory tax withholding requirements, as well as classification in the statements of cash flows. The new standard will become effective for the Company’s fiscal year ending December 31, 2018. Early adoption is permitted and the application of the guidance requires various transition methods depending on the specific amendment. The Company is currently assessing the impact of this amended guidance and the timing of adoption.
In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which provides amended guidance to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The new guidance clarifies the criteria for distinguishing between a finance lease and operating lease, as well as classification between the two types of leases, which is substantially unchanged from the previous lease guidance. Further, the new guidance requires a lessee to recognize in the statements of financial position, a liability to make lease payments (the “lease liability”) and a right-of-use asset, initially measured at the present value of the lease payments. For finance leases, a lessee should recognize interest on the lease liability separately from amortization of the right-of-use asset. For operating leases, a lessee should recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term on a generally straight-line basis. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and lease liabilities. The new standard will become effective for the Company’s fiscal year ending December 31, 2020. The Company is currently assessing the impact of this amended guidance and the timing of adoption.
In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. ASU No. 2016-15 provides specific guidance on eight cash flow issues where current guidance is unclear or does not include any specifics on classification, including contingent consideration payments made after a business combination and distributions received from equity method investees, among other items. The new standard will become effective for the Company’s fiscal year ending December 31, 2019. The Company is currently evaluating the impact of this ASU on the financial statements and related disclosures.

3.	PROPERTY, PLANT, AND EQUIPMENT
Property, plant, and equipment at March 31, 2017 and December 31, 2016, consist of the following:

	2017	2016

Leasehold improvements	$495	$478
Computer equipment and software	200	180
Furniture and fixtures	54	54

	749	712

Less accumulated depreciation	(304)	(242)

	$445	$470
Depreciation expense was $49 and $24 for the three months ended March 31, 2017 and 2016, respectively.

4.	INVENTORIES
Inventories of $232 as of March 31, 2017 consist of purchased finished goods. No provision has been made for slow-moving or obsolete inventory as of March 31, 2017 and no current period charges for obsolescence have occurred in the three months ended March 31, 2017 and 2016. There were no inventories as of December 31, 2016.

5.	ACQUISITION
In January of 2013, Marathon entered into an asset acquisition agreement with Norphan Pharmaceuticals, Inc. whereby Marathon acquired the right, title and interest in four pharmaceutical products including deflazacort. At the time of acquisition, none of the pharmaceutical products had been approved for commercial sale by the U.S. Food and Drug Administration (FDA). The agreement called for an initial payment of $250 and contingent payments including a regulatory approval milestone and post-approval sales-based royalty payments. The initial payment was recorded to in-process research and development expenses. No external transaction costs were incurred.
On February 9, 2017 deflazacort (EmflazaTM) was approved by the FDA for the treatment of Duchenne muscular dystrophy, triggering a $2 million milestone payment. This payment was capitalized and recorded as an intangible asset in the balance sheet, with an associated estimated useful life of 7 years.

6.	INTANGIBLE ASSETS
Intangible assets at March 31, 2017 and December 31, 2016 consist of the following:

	2017	2016

Product rights	$2,000	$
Less accumulated amortization	(48)

	$1,952	$

Product rights are amortized over their useful life of 7 years. Amortization expense was $48 and $0 for the three month periods ended March 31, 2017 and 2016, respectively. Amortization expense of $286 will occur in each of the next five successive fiscal years.

7.	ACCRUED EXPENSES
Accrued expenses at March 31, 2017 and December 31, 2016, consist of the following:

	2017	2016

Professional fees	$542	$240
Consulting and other services	319	153
Supply chain services	188
Research and development services	60	360

	$1,109	$753

8.	COMMITMENTS AND CONTINGENCIES
Lease Commitment—The Company has various operations in leased facilities. Rent expense allocated to the Emflaza Business and included in the statements of operations for 2017 and 2016 was $136 and $108, respectively.
The following summary presents, in the aggregate and for the indicated years, future minimum lease payments required under the terms of the present operating leases:

Years Ending
December 31

2017 (remaining nine months)	$386
2018	522
2019	523
2020	33

Minimum operating lease payments	$1,464

Litigation—From time to time, the Company is subject to claims and suits arising in the ordinary course of business. The Company accrues for such liabilities when they are known if they are deemed probable and can be reasonably estimated. There were no such liabilities reflected in either of the balance sheets as of March 31, 2017 or December 31, 2016.

9.	EQUITY AWARDS
Employees of Marathon are eligible to receive unit options, VARs and Restricted Incentive Units under a variety of incentive plans. Awards under these plans have a 10-year contractual term and vest over the period specified in the applicable award agreement (generally four or five years from the date of grant), at achievement of a performance requirement or upon a change of control (as defined in the applicable plan).
Unit-based compensation expense allocated to the Emflaza Business was $4,451 and $594 for the three months ended March 31, 2017 and 2016, respectively.

10.	RELATED-PARTY TRANSACTIONS
Marathon is party to a management agreement for professional services provided by a related party. The related party is an entity that shares common ownership with Marathon. In addition, Marathon’s chief executive officer is the president and owner of the entity. For each of the three months ended March 31, 2017 and 2016, the Emflaza Business was allocated $425 in management fee expenses to this related party that is included in general and administrative expenses within the statements of operations. As of March 31, 2017 and December 31, 2016, there were management fees payable of $81 and $402, respectively, reflected as a component of accounts payable.
The operations of the Company are funded by Marathon. All such funding is accounted for through parent company investment. Marathon’s funding of the Emflaza business was $23,405 and $8,897 for the three months ended March 31, 2017 and 2016, respectively.

11.	SUBSEQUENT EVENTS
The Company has evaluated and, as necessary, made changes to these financial statements for subsequent events through May 10, 2017, the date these financial statements were available to be issued.

On March 16, 2017, Marathon entered into an asset sale agreement with PTC Therapeutics, Inc. (“PTC”) for all rights to Marathon’s product EmflazaTM, contingent on customary closing procedures. Assets transferred under this agreement exclude the Company’s Priority Review Voucher. This sale closed on April 20, 2017. Proceeds from the sale are comprised of up-front payments of $75 million in cash and $65 million in common shares of PTC, and contingent future sales-based milestone and royalty payments.
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